UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

(Name of Registrant as Specified In Its Charter)

Micromed Cardiovascular, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICROMED CARDIOVASCULAR, INC.

8965 Interchange Drive

Houston, Texas 77054

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 31, 2007

To the Stockholders

of MicroMed Cardiovascular, Inc.:

The annual meeting of stockholders of MicroMed Cardiovascular, Inc. (“MicroMed”) will be held on May 31, 2007, at 2:00 p.m., local time, at the Hilton Houston Post Oak at 2001 Post Oak Boulevard, Houston, Texas 77056. The Notice of Annual Meeting, proxy statement and proxy card from the Board of Directors are enclosed. The materials provide further information concerning the annual meeting. At the annual meeting, the stockholders are being asked to:

1.	elect three directors;

2.	approve an amendment to the MicroMed 2005 Stock Incentive Plan;

3.	ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for the year ending December 31, 2007; and

4.	transact such other business as may properly come before the meeting or any adjournment thereof.

Please refer to the proxy statement for detailed information on each of these proposals.

The board of directors has fixed the close of business on April 20, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment thereof. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the meeting. For a period of 10 days prior to the meeting, a complete list of such stockholders will be available at our executive offices for inspection by stockholders during normal business hours for proper purposes.

Your vote is important. Your shares may be voted by returning the enclosed proxy card. All stockholders are cordially invited to attend the annual meeting. We urge you, whether or not you plan to attend the meeting, to submit your proxy by completing, signing, dating and mailing the enclosed proxy in the postage-paid envelope provided. If you attend the annual meeting, you may vote in person on all the matters presented at the meeting even if you have previously voted by proxy.

We appreciate the continuing interest of our stockholders in the business of MicroMed, and we hope you will be able to attend the annual meeting

By Order of the Board of Directors,

/S/ CLIFFORD ZUR NIEDEN
Houston, Texas	Clifford zur Nieden
April 27, 2007	Interim Chief Executive Officer

MICROMED CARDIOVASCULAR, INC.

8965 Interchange Drive

Houston, Texas 77054

PROXY STATEMENT

For 2007 Annual Meeting of Stockholders To Be Held on May 31, 2007

GENERAL

The accompanying proxy is solicited by the Board of Directors of MicroMed Cardiovascular, Inc. (“MicroMed”, the “Company”, “we” or “us”) for use at the annual meeting of stockholders to be held on May 31, 2007, or at any adjournment or postponement thereof, at the time and place and for the purposes specified in the accompanying notice of annual meeting. By executing and returning the enclosed proxy or by following the enclosed voting instructions, you authorize the persons named in the proxy to represent you and vote your shares on the matters described in the notice of annual meeting. The approximate date of mailing of this proxy statement and the accompanying proxy, together with our 2006 annual report, is April 27, 2007.

Proxies and Voting Instructions

If you hold shares of our common stock in your name, you can submit your proxy by completing, signing and dating your proxy card and mailing it in the postage-paid envelope provided. Proxy cards must be received by us before voting begins at the annual meeting.

If you hold shares of our common stock through someone else, such as a bank, broker or other nominee, you may get material from them asking you how you want to vote your shares. Please follow the directions provided by the nominee to indicate how you want to vote.

You may revoke your proxy at any time prior to its exercise by:

•	giving written notice of the revocation to our corporate secretary;

•	appearing and voting in person at the annual meeting; or

•	delivering a later-dated proxy card to our corporate secretary.

Your attendance at the annual meeting in person without voting will not automatically revoke your proxy. If you revoke your proxy during the meeting, this will not affect any vote previously taken. If you hold shares through someone else, such as a bank, broker or other nominee, and you desire to revoke your proxy, you should follow the instructions provided by your nominee.

Voting Procedures and Tabulation

We will appoint one or more inspectors of election to act at the annual meeting and to make a written report thereof. The inspectors will ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties. The determination of the inspectors as to the validity of proxies will be final and binding.

All properly executed written proxies delivered pursuant to this solicitation, and not later revoked, will be voted at the annual meeting in accordance with the instructions given in the proxy. Stockholders should vote their shares on the enclosed proxy card. If no choice is indicated, proxies that are signed and returned will be voted “FOR” the election of all director nominees, “FOR” approval of the amendment to our 2005 stock incentive plan and “FOR” approval of the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for the year ending December 31, 2007. All shares of our common stock represented by properly executed and unrevoked proxies will be voted if such proxies are received in time for the meeting.

The three nominees for director who receive the greatest number of votes cast at the meeting will be elected as directors. Cumulative voting is not permitted in the election of directors. The approval of the amendment to our 2005 stock incentive plan and the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for the year ending December 31, 2007 is subject to the approval of a majority of the shares of common stock voting on the matter.

Abstentions and broker non-votes (proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on the proposal) are counted as present in determining whether the quorum requirement for the annual meeting is satisfied. For purposes of determining the outcome of any matter to be voted upon as to which the holder has abstained or as to which the broker has physically indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not voting with respect to that matter.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will have no effect on the outcome of the election of directors.

With regard to the proposals to approve the amendment to our 2005 stock incentive plan and to ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent registered public accounting firm for 2007, abstentions and broker non-votes will not affect the outcome of the voting on the proposals.

VOTING SECURITIES

Our only outstanding voting securities are shares of our common stock. Only holders of record of common stock at the close of business on April 20, 2007, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. On the record date for the annual meeting, there were 40,079,208 shares of common stock outstanding and entitled to be voted at the annual meeting. A majority of such shares, present in person or represented by proxy, is necessary to constitute a quorum. Each share is entitled to one vote.

ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

Our certificate of incorporation provides for one class of directors serving terms that extend until the next annual meeting of stockholders. Our board has unanimously nominated Matt Borenzweig, Norwick B.H. Goodspeed and Clifford zur Nieden for re-election as directors of MicroMed to serve until the next annual meeting or until his successor is elected and qualified. If any of the nominees becomes unavailable for any reason, which is not anticipated, the board of directors in its discretion may designate a substitute nominee. If you have filled out the accompanying proxy card, your vote will be cast for the substitute nominee.

The directors nominated for election this year will be elected by a plurality of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote. All duly submitted and unrevoked proxies will be voted for the nominees selected by our board, except where authorization so to vote is withheld.

Board Recommendation

Our board recommends that stockholders vote FOR the election of its nominees for director.

Board of Directors

Information with respect to the directors nominated for election this year is presented below.

Matt Borenzewig, age 47, director since November 2006	Mr. Borenzweig has served as a director of MicroMed since November 2006. Mr. Borenzweig is Senior VP, Sales and Marketing for CardioMEMs, Inc, a medical device company. From June 2000 to January 2006, he was with Medtronic Vascular where he was Vice-President of U.S. Endovascular sales, managing a 95-person sales force. Mr. Borenzweig has also held sales and sales management positions at AVE/Medtronic, Boston Scientific, C. R. Bard and Upjohn Pharmaceuticals.

Norwick B.H. Goodspeed, age 57, director since March 2003	Mr. Goodspeed has served as a director of MicroMed since March 2003. Mr. Goodspeed is President and Chief Executive Officer of FlowCardia, Inc., where he has served since March 2004. From May 2000 to January 2004, he was President and Chief Executive Officer of TransVascular, Inc., an interventional cardiology company acquired by Medtronic, Inc. in September 2003. From June 1997 to May 2000, he was President and Chief Executive Officer of Ocular Sciences, a publicly traded contact lens manufacturer. Previously, Mr. Goodspeed served as President of McGaw Inc. (a manufacturer of I.V. Solutions and a subsidiary of Ivax) and President and Chief Executive Officer of Vical, Inc. (a gene therapy company). Earlier in his career, Mr. Goodspeed held executive positions with BOC Healthcare and Baxter. He holds an MBA degree from Stanford University and a BA from Yale University.

Clifford zur Nieden, age 39, director since July 2006	Mr. zur Nieden was named Interim Chief Executive Officer in September 2006. Mr. zur Nieden has been a director of MicroMed since July 2006. Mr. zur Nieden is a managing partner of Ceres Capital Inc. He is a board member of Dunstone Financial (USA), a provider of professional debt collection solutions established in 1999, and is a co-founder and has been a board member of Inaxio, an information technology services company in Switzerland and Romania, since 2004. Mr. zur Nieden was the logistics director of Carlsberg Switzerland, responsible for its restructuring and reorganization, from 2002 to 2003. He also worked as CEO for CoCap Offerings Inc., a private equity trading platform that was merged with a security broker in Switzerland, from 2000 to 2001. Before that, he spent five years with Siemens AG in Germany and the United States to setup the GSM mobile network for the U.S. markets and with Nestlé in Singapore as an engineer. Mr. zur Nieden holds a Master of Science in engineering from ETH Zurich (Swiss Federal Institute of Technology).

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

Board Independence

It is the policy of our board of directors that a substantial majority of the members of our board qualify as “independent directors” in accordance with the qualification requirements of the American Stock Exchange (“AMEX”). It is also the policy of the board that all of the members of our audit committee and compensation committee qualify as “independent directors” in accordance with the qualification requirements of AMEX, and that all of the members of the audit committee satisfy the criteria for independence under applicable provisions of the Securities Exchange Act of 1934 and SEC rules, in each case within the applicable phase-in provisions thereof. Our board has determined that all of the nominees for director satisfy the independence standards of the AMEX.

Board Committees and Meetings

MicroMed’s board of directors currently does not have an audit committee, a compensation committee or a nominating committee. The functions customarily attributable to these committees currently are performed by the board of directors as a whole. We currently do not have an “audit committee financial expert,” but we intend to locate such an expert when possible. Our board of directors has adopted written charters for our audit committee and compensation committee, which are attached to this proxy statement as Annex A and Annex B, respectively. Our board of directors is currently in the process of appointing members to serve on these committees.

During 2006, our board of directors held 15 meetings. Each of our directors attended at least 75% of meetings of our board of directors that occurred while serving as a director. We do not have a policy regarding directors’ attendance at the annual meeting of stockholders. We have not held an annual meeting of stockholders in the past.

Compensation Committee Interlocks and Insider Participation. None of our executive officers have served as members of a compensation committee (or if no committee performs that function, the board of directors) of any other entity that has an executive officer serving as a member of our board of directors.

Compensation of Directors

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation		Total Compensation
Matt Borenzweig	$7,500	$—	$—		$—	$—	$—		$7,500
Norwick Goodspeed	15,000	—	56,879	(1)	—	—	—		71,879
Clifford zur Nieden	15,000	—	—		—	—	24,000	(2)	39,000
Todd Ficeto (3)	15,000	—	—		—	—	—		15,000

(1)	Reflects the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with FAS 123(R) (but disregarding forfeiture estimates related to service-based vesting conditions) and, accordingly, includes amounts from options granted prior to 2006. See the information appearing under the heading entitled “Stock-Based Compensation” in footnote 9 to our consolidated financial statements included as part of our Annual Report on Form 10-KSB for the year ended December 31, 2006 for certain assumptions made in the valuation of options granted in the years ended December 31, 2006. Mr. Goodspeed was granted options to purchase 100,000 shares of common stock with an exercise price of $1.55 on June 13, 2006. The options vest 25% on the date of grant and 25% at each of the next three anniversary dates from the date of grant.
(2)	Reflects compensation for services as our interim Chief Executive Officer. Service as interim Chief Executive Officer in excess of five days per quarter entitles Mr. zur Nieden to receive an additional $1,000 per day.
(3)	Mr. Ficeto resigned from the Board of Directors on March 7, 2007.

Members of our board of directors receive $7,500 per quarter for their services. In addition, we reimburse their reasonable and customary travel expenses in connection with board meetings.

Corporate Governance

Code of Business Conduct and Ethics. We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We adopted a Code of Business Conduct and Ethics at a meeting of the Board of Directors in March 2007. The Code is available on our website at www.micromedcv.com.

Communication with the Independent Directors. Stockholders and other interested parties may make their concerns known confidentially to the independent directors by submitting a communication in an envelope marked “Confidential” addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of our Corporate Secretary. All such communications will be conveyed, as applicable, to the full board of directors, the specified independent director or the independent directors as a group.

APPROVAL OF THE AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN

(Item 2 on Proxy Card)

Description of the Proposal

Our board of directors has approved the amendment to our 2005 stock incentive plan. The board is requesting stockholders to approve the amendment to the plan. The amendment is intended to increase the number of shares that could be issued pursuant to our 2005 stock incentive plan from 2,189,147 shares to 6,729,147 shares.

The 2005 stock incentive plan is intended as an incentive to retain selected employees of MicroMed and its affiliates and to retain and attract persons of training, experience and ability to serve as independent directors on our board of directors, and to provide consideration for services rendered by consultants and independent contractors for MicroMed or its affiliates, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of our company.

The additional shares that will be added by this proposal will allow MicroMed to continue to use the 2005 stock incentive plan as a retention and incentive tool.

Board Recommendation

Our board recommends that stockholders vote FOR the approval of the amendment to our 2005 stock incentive plan.

Principal Provisions of the 2005 Stock Incentive Plan

The 2005 stock incentive plan is intended as an incentive to retain selected employees of MicroMed or its affiliates and to retain and attract persons of training, experience and ability to serve as independent directors on our board of directors, and to provide consideration for services rendered by consultants and independent contractors for MicroMed or its affiliates, to encourage the sense of proprietorship of those persons and to stimulate the active interest of those persons in the development and financial success of MicroMed. The plan is administered by our board of directors or a committee designated by the board to administer the plan. Subject to the express terms of the plan, the board of directors or the committee has full and exclusive power to interpret the plans to adopt such rules, regulations and guidelines for carrying out the plan as it may deem necessary and proper, all of which powers may be exercised in the best interests of MicroMed and in keeping with the objectives of the plan. The plan provides for various types of awards to be granted to participants, as described below.

Shares Reserved. The 2005 stock incentive plan currently provides for a maximum of 2,189,147 shares of our common stock as to which awards may be granted. The amendment would increase the number of shares to

6,729,147. As of April 20, 2007, the closing price of our common stock as reported on the Over-the-Counter Bulletin Board was $0.45 per share.

Selection of Participants. The board of directors or the committee selects the participants and determines the number and type of awards to be granted to each such participant. Participants who may be granted awards under the 2005 stock incentive plan include all employees, non-employee directors and consultants. Approximately 38 employees, three directors and two consultants are eligible for grants under our 2005 stock incentive plan.

Awards may be granted in combination or in tandem with, in replacement of, or as alternatives to grants or rights under the plan or any other employee plan of MicroMed or any of its affiliates, including the plan of an acquired entity, or made to any employee by MicroMed or any affiliate. An award may provide for the granting or issuance of additional, replacement or alternative awards upon the occurrence of specified events, including the exercise of the original award.

Each award granted under the 2005 stock incentive plan will be evidenced by an award agreement that contains the terms, conditions and limitations, as may be determined by the board of directors or the committee in its sole discretion. Such terms and conditions may include, among other things, provisions for the repurchase by MicroMed of common stock acquired pursuant to the plan and the repurchase of a participant’s option rights under the plan. No provision of the plan or option agreement will give any employee the right to continued employment. In addition, the granting of any award shall not impose upon MicroMed, the board of directors or committee or any other directors any obligation to nominate any non-employee director for election as a director and the right of our stockholders to remove any person as a director will not be diminished or affected by reason of the fact that an option has been granted to such person.

Stock Options. The board of directors or the committee will determine, in connection with each option granted to employees, non-employee directors and consultants, the exercise price, the terms and conditions of exercise, the expiration date, whether the option will qualify as an incentive stock option under the Internal Revenue Code of 1986, as amended (the “Code”), or a nonqualified stock option, restrictions on transfer of the option and other provisions not inconsistent with the 2005 stock incentive plan. Notwithstanding the foregoing, options granted as director awards can not be incentive stock awards, the term of an option may not exceed ten years from the date of grant and, except as provided below, the exercise price may not be lower than the fair market value of our common stock on the date of grant.

Stock Appreciation Rights. Under the 2005 stock incentive plan, the board of directors or the committee is authorized to grant stock appreciation rights, or SARs, to employees, non-employee directors and consultants. Each SAR will entitle the recipient, upon exercise of the SAR, to receive a payment, in shares of common stock, equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise, over the exercise price established by the board of directors or the committee. The term of a SAR may not exceed ten years from the date of grant. A SAR may be granted in tandem with an option, subject to such terms and restrictions as established by the board of directors or the committee.

Stock Awards and Cash Awards. Under the plan, the board of directors or the committee is authorized to grant employees, non-employee directors and consultants stock awards consisting of shares of common stock or of a right to receive shares of common stock, or their cash equivalent or a combination of both, in the future and cash awards.

Assignability. No award under the 2005 stock incentive plan is assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a “QDRO”); provided, however, that the board of directors or the committee may provide for limited assignability under the terms of the option agreement for employees and non-employees. No incentive stock option is assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a QDRO. Any attempted assignment of an award or any other benefit in violation of the plan or the terms of an award agreement will be null and void.

Adjustments. In the event of specified types of corporate transactions involving MicroMed (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the board of directors or the committee may make proportionate adjustments to the plan and outstanding awards to reflect the transaction. Such action may include adjustment of:

•	the number of shares of common stock which may be issued or delivered under the plan;

•	the number of shares of common stock subject to outstanding options; and

•	the exercise price and other price determinations for the options;

as well as any other adjustments that the board of directors or the committee determines to be equitable.

Plan Amendments. The board of director or the committee may at any time amend, modify, suspend or terminate the 2005 stock incentive plan, but in doing so cannot adversely affect any outstanding award without the grantee’s consent or make any amendment or alteration without stockholder approval, to the extent such stockholder approval is required by applicable legal requirements.

U.S. Federal Income Tax Consequences

The following is a summary of the general rules of present federal income tax law relating to the tax treatment of incentive stock options, non-qualified stock options, SARs, stock awards and cash awards under the 2005 stock incentive plan. The discussion is general in nature and does not take into account a number of considerations, which may apply, based on the circumstances of a particular participant under the 2005 stock incentive plan.

Options. Some of the options issuable under the 2005 stock incentive plan may constitute “incentive stock options” within the meaning of Code Section 422, while other options granted under the 2005 stock incentive plan will be non-qualified stock options. The Code provides for tax treatment of stock options qualifying as incentive stock options, which may be more favorable to employees than the tax treatment accorded non-qualified stock options. Upon grant of either form of option, the optionee will not recognize income for tax purposes and MicroMed will not receive any deduction. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. However, the difference between the exercise price of the incentive stock option and the fair market value of the shares at the time of exercise is an item of tax adjustment that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as mid-term or long-term capital gain, depending on the actual holding period from the exercise date. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. No deduction is available to MicroMed upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares acquired upon exercise before the applicable holding period expires), whereas upon exercise of a non-qualified stock option, MicroMed is entitled to a deduction in an amount equal to the income recognized by the employee. Except in the case of the death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee’s termination of employment other than upon death or disability of an optionee cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead.

Stock Appreciation Rights. The fair market value of any shares of common stock received by the holder upon the exercise of SARs under the 2005 stock incentive plan will be subject to ordinary income tax in the year of receipt, and MicroMed will be entitled to a deduction for such amount.

Stock Awards. A grant of shares of common stock or a cash equivalent that is not subject to vesting restrictions will result in taxable income for federal income tax purposes to the recipient at the time of grant in an amount equal to the fair market value of the shares or the amount of cash awarded. MicroMed would be entitled to a corresponding deduction at that time for the amount included in the recipient’s income.

Generally, a grant of shares of common stock under the 2005 stock incentive plan subject to vesting and transfer restrictions will not result in taxable income to the recipient for federal income tax purposes or a tax deduction to MicroMed in the year of the grant. The value of the shares will generally be taxable to the recipient as compensation income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions terminate. Any recipient, however, may elect pursuant to Code Section 83(b) to treat the fair market value of the shares on the date of such grant as compensation income in the year of the grant of restricted shares, provided the recipient makes the election pursuant to Code Section 83(b) within 30 days after the date of the grant. In any case, MicroMed will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the recipient’s income in the year in which that amount is so included.

Cash Awards. Cash awards under the plan are taxable income to the recipient for federal income tax purposes at the time of payment. The recipient will have compensation income equal to the amount of cash paid, and MicroMed will have a corresponding deduction for federal income tax purposes.

Other. In general, a federal income tax deduction is allowed to MicroMed in an amount equal to the ordinary income recognized by a participant with respect to awards under the plan, provided that:

•	such amount constitutes an ordinary and necessary business expense;

•	such amount is reasonable; and

•	the qualified performance-based compensation requirements of Code Section 162(m) are satisfied.

A participant’s tax basis in vested shares of MicroMed common stock purchased under the plans will be equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by the participant on the transfer of vested shares. The participant’s holding period for the shares will begin just after the transfer to the participant of vested shares. If a participant sells shares, any difference between the amount realized in the sale and the participant’s tax basis in the shares will be taxable as long-term, mid-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale), depending on the participant’s holding period for the shares.

Section 409A. Section 409A of the Internal Revenue Code imposes constraints on nonqualified deferred compensation, and some awards under the plan may be subject to these rules. Failure to comply with the new rules under Section 409A may result in the early taxation of deferred compensation and the imposition of a 20% penalty. Section 409A is effective with respect to amounts deferred after December 31, 2004, but may also apply to amounts deferred earlier under arrangements which are materially modified after October 3, 2004. The board of directors intends that any awards under the plan satisfy, or are exempt from, the applicable requirements of Code Section 409A.

Plan Benefits

Any future awards granted to executive officers and non-executive officer employees under the plan are subject to the discretion of the board of directors and, therefore, are not determinable at this time. Any additional awards to directors under the plan are subject to the discretion of the board of directors and are not determinable at this time. The following table sets forth with respect to each individual and group listed below (1) the number of shares of common stock issuable pursuant to stock options granted under the plan assuming that the amendment to our 2005 stock incentive plan is not approved by stockholders and (2) the number of shares of common stock issuable pursuant to stock options granted under the plan assuming that the amendment to our 2005 stock incentive plan is approved by stockholders.

	Shares Underlying Options
Name and Principal Position	Assuming the Amendment to the 2005 Stock Incentive Plan is Not Approved by Stockholders	Assuming the Amendment to the 2005 Stock Incentive Plan is Approved by Stockholders
Clifford zur Nieden	—	—
Director and Interim Chief Executive Officer
Robert J. Benkowski	229,026	754,026
Chief Operating Officer
Alan Totah	—	400,000
Senior Vice President—Regulatory Affairs
Juliet Markovich	—	100,000
Chief Financial Officer
All current executive officers as a group	229,026	1,254,026
Non-employee directors as a group	42,500	142,500
All non-executive officer employees as a group	131,000	551,000

Equity Compensation Plan Information

The following table sets forth information about our common stock that may be issued under all of our existing equity compensation plans as of December 31, 2006:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	2,729,685	(1)	$.31	986,250	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	2,729,685		$.31	986,250

(1)	Represents share options outstanding under the 1997 stock option plan and the 2005 stock incentive plan.
(2)	Represents share options available for future grants under the 2005 stock incentive plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and beneficial owners of more than ten percent of any class of equity securities to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC and, pursuant to rules promulgated under Section 16(a), such individuals are required to furnish us with copies of Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to us during the year ended December 31, 2006 and written representations from our officers and directors, all Section 16(a) reports applicable to our officers and directors and any beneficial owners of ten percent or more of a class of equity securities were filed on a timely basis, except for late Form 3 filings by Matt Borenzweig, Juliet Markovich, Alan Totah and Clifford zur Nieden.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information, as of April 20, 2007, regarding the beneficial ownership of MicroMed’s common stock by persons known by MicroMed to beneficially own more than five percent of its outstanding common stock.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares(3)	Percentage of Class
Absolute Return Europe Fund (1)(2)	11,145,704	26.71%
Absolute Octane Fund (1)	4,738,443	11.58%
European Catalyst Fund (1)	3,805,110	9.49%
Absolute East West Fund (1)	3,333,333	8.15%
Charterhouse Equity Partners 1105 N. Market Street Suite 1300 Wilmington, DE 19899	4,130,073	10.26%
Oxford Bioscience Partners 315 Post Road West Westport, CT 06880	2,286,338	5.70%
Mitsui & Co Venture Partners 200 Park Avenue New York, NY 10166	2,243,938	5.59%
Essex Woodlands Health Ventures 10001 Woodloch Forest Dr. The Woodlands, TX 77380	2,257,037	5.61%
SV Life Sciences 60 State St. Suite 3650 Boston, MA 02109	2,084,538	5.19%

(1)	The address of this entity is 9300 Wilshire Blvd., Beverly Hills, CA 90212.
(2)	Includes shares beneficially owned by Absolute Large Cap Fund and Absolute German Fund.
(3)	Includes warrants to purchase the following number of shares of common stock that are exercisable within 60 days of April 20, 2007: Absolute Return Europe Fund, 1,333,333; Absolute Large Cap Fund, 317,204; Absolute Octane Fund, 833,333; Absolute East West Fund, 833,333; Charterhouse Equity Partners, 170,535; Oxford Bioscience Partners, 34,026; Mitsui & Co Venture Partners, 45,113; Essex Woodlands Health Ventures, 125,096; and SV Life Sciences, 73,512.

The second column in the table below sets forth the number of shares of common stock owned beneficially as of April 20, 2007 by each director or nominee, each of the named executive officers referenced in the Summary Compensation Table, and all directors and executive officers as a group. To our knowledge, except as otherwise noted in the footnotes to this table or as provided by applicable community property laws, each individual has sole voting and investment power with respect to the shares of common stock listed in the second column below as beneficially owned by the individual.

	Shares of MicroMed Common Stock Beneficially Owned
Name of Beneficial Owner (1)	Number of Shares		Percentage of Class
Robert J. Benkowski	258,263	(2)	*
Matt Borenzweig	—		*
Norwick Goodspeed	44,865	(2)	*
Juliet Markovich	25,000	(2)	*
Alan Totah	100,000	(2)	*
Clifford zur Nieden	—		*
All directors and executive officers as a group (6 persons)	374,378	(2)	*

*	Less than 1% of issued and outstanding shares of our common stock.
(1)	The address of each director and executive officer is 8965 Interchange Drive, Houston, Texas 77054.
(2)	Includes shares covered by stock options that are exercisable within 60 days as follows (assuming that the amendment to our 2005 stock incentive plan is approved): Mr. Benkowski, 222,776 shares; Mr. Goodspeed, 42,500 shares; Ms. Markovich, 25,000 shares; and Mr. Totah, 100,000 shares.

EXECUTIVE COMPENSATION

The following report on executive compensation will not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules, except for the required disclosure herein, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and such information will not be deemed to be incorporated by reference into any filing that we make under the Securities Act of 1933 or the Exchange Act.

The board of directors is responsible for determining the compensation of our Chief Executive Officer and for reviewing and administering the compensation programs, benefits, incentive and equity-based compensation plans that make it possible for MicroMed to remain a leader in the medical instruments and supplies industry. The compensation of our other executive officers is determined by our Chief Executive Officer.

COMPENSATION OF EXECUTIVE OFFICERS

The following table provides information regarding the compensation awarded to or earned during the year ended December 31, 2006 by for each person who served as our chief executive officer, the next two most highly compensated executive officers of who were serving as executive officers on December 31, 2006 and an additional person for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer of MicroMed on December 31, 2006 (collectively, the “named executive officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Non-Deferred Compensation Earnings	All Other Compensation		Total Compensation
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Clifford zur Nieden	2006	$—	$—	$—	$—	$—	$—	$39,000	(2)	$39,000
Interim President and Interim Chief Executive Officer
Robert Benkowski	2006	195,613	—	—	303,505	—	—	1,000		500,118
Chief Operating Officer
Alan Totah	2006	104,506	—	—	185,000	—	—	—		289,506
Senior Vice President—Regulatory Affairs
Travis Baugh (3)	2006	165,758	—	—	96,601	—	—	62,777	(4)	325,126
Former President, Chief Executive Officer and Chief Financial Officer
Betty Russell (5)	2006	209,188	—	—	304,998	—	—	158,358	(3)	672,544
Former Executive Vice President—Sales and Marketing

(1)	Reflects the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with FAS 123(R) (but disregarding forfeiture estimates related to service-based vesting conditions) and, accordingly, includes amounts from options granted prior to 2006. See the information appearing under the heading entitled “Stock-Based Compensation” in footnote 9 to our consolidated financial statements included as part of our Annual Report on Form 10-KSB for the year ended December 31, 2006 for certain assumptions made in the valuation of options granted in the year ended December 31, 2006. Mr. Baugh waived all rights to receive 1,162,000 options granted to him on June 13, 2006.
(2)	Represents compensation as a director of MicroMed and additional fees paid in connection with Mr. zur Nieden’s service as interim Chief Executive Officer.
(3)	Mr. Baugh resigned from MicroMed effective August 1, 2006.
(4)	Represents severance payments paid pursuant to the individual’s separation agreement with us.
(5)	Ms. Russell resigned from MicroMed effective November 17, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2006

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2006 with respect to MicroMed’s named executive officers.

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date		Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Awards: Number of Unearned Shares or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights that Have Not Vested ($)
(a)	(b)		(c)	(d)	(e)		(f)		(g)	(h)	(i)	(j)
Clifford zur Nieden	—		—	—	—		—		—	—	—	—
Robert Benkowski	23,750		47,500	—	$0.001		8/10/2015		—	—	—	—
	90,000		90,000	—	1.33		8/23/2015		—	—	—	—
	131,250		393,750	—	1.55		6/13/2016	(3)	—	—	—	—
	1,679		—	—	65.62	(2)	—		—	—	—	—
Alan Totah	100,000		300,000	—	1.55		6/13/2006	(3)	—	—	—	—
Travis Baugh (4)	—		—	—	—		—		—	—	—	—
Betty S. Russell (5)	130,000		—	—	1.33		2/15/2007		—	—	—	—
	131,250	(6)	—	—	1.55		11/17/2007		—	—	—	—

(1)	Each option vests with respect to 25% of the shares underlying the option on the date of the grant date and 25% on each of the first through third anniversaries of the grant date; provided the optionee is in continuous employment from the grant date through the date of the applicable anniversary.
(2)	Options granted to Mr. Benkowski prior to the reverse merger that occurred on August 10, 2005 are fully vested and exercisable with an option exercise price of $65.62 (adjusted for post-split).
(3)	Options granted on June 13, 2006, cannot be exercised until stockholder approval for the Amendment to the Stock Option Plan is obtained. Such approval must be obtained on or before June 13, 2007, or the options will be declared null and void.
(4)	Mr. Baugh resigned from MicroMed effective August 1, 2006 and forfeited all of his outstanding options.
(5)	Ms. Russell terminated employment with us on November 17, 2006.
(6)	Ms. Russell forfeited these options (none of which were exercised) pursuant to the terms of the option agreement 90 days subsequent to her separation from MicroMed.

Narrative Disclosure to Executive Compensation Tables

Mr. zur Nieden is currently serving as our interim Chief Executive Officer. Mr. zur Nieden has committed five days per quarter to perform his duties as our interim Chief Executive Officer. Service as interim Chief Executive Officer in excess of five days per quarter entitles Mr. zur Nieden to receive an additional $1,000 per day.

As amended, the employment agreement of Mr. Benkowski provides that he will be entitled to receive a sum equal to his annual salary, payable in 12 monthly payments, upon any termination without cause. While termination without cause is not defined in Mr. Benkowski’s employment agreement, termination for cause in the employment agreement includes (i) a conviction or guilty plea or plea of nolo contendere to a charge that the employee has committed a crime under any federal, state or local law in the United States, (ii) employee’s gross neglect of the duties of his position, (iii) employee’s failure to work exclusively for MicroMed, (iv) willful misconduct, (v) commission of an act of moral turpitude, dishonesty, theft or unethical business conduct, or conduct that impairs or injures MicroMed, any MicroMed employee or MicroMed’s reputation, (vi) disloyalty, including, but not limited to, aiding a competitor, (vii) any material breach of the employment agreement or MicroMed’s policies or rules, or (viii) employee’s failure to fully and truthfully cooperate in any investigation by MicroMed.

Mr. Totah’s employment agreement provides for a salary of $200,000 per year. In addition, Mr. Totah was granted an award of options to purchase 400,000 shares of our common stock. The award vested 25% upon issuance and an additional 25% vests on the each of the next three anniversaries of the grant date.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 3 on Proxy Card)

Our board of directors has appointed Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for the year ending December 31, 2007. Singer Lewak Greenbaum & Goldstein LLP has audited our financial statements since December 2006. Although the selection and appointment of independent registered public accounting firm is not required to be submitted to a vote of stockholders, the board of directors has decided to ask our stockholders to ratify this appointment. Our board recommends that stockholders vote FOR the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for the year ending December 31, 2007.

Representatives of Singer Lewak Greenbaum & Goldstein LLP are expected to be present at the annual meeting, will be given the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions of any stockholders.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of

MicroMed Cardiovascular, Inc.:

The entire Board of Directors of MicroMed currently serve the function of the audit committee, which includes overseeing MicroMed’s accounting and financial reporting processes. Management has the primary responsibility for MicroMed’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the Board of Directors with respect to audit committee functions are to select, compensate and retain MicroMed’s independent registered public accounting firm (including review and approval of the terms of engagement and fees), to review with management and that firm MicroMed’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and approve this report, and to provide oversight of the following:

•	the integrity of MicroMed’s financial statements,

•	the qualifications, performance and independence of MicroMed’s independent auditors, and

•	the effectiveness of the company’s system of internal controls.

In fulfilling its oversight responsibilities, the Board of Directors reviewed and discussed the audited financial statements with management of MicroMed.

The Board of Directors reviewed and discussed with MicroMed’s independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees.” In addition, the Board of Directors has discussed with MicroMed’s independent registered public accounting firm that firm’s independence from management and MicroMed, and received a written statement from the firm required by the Independence Standards Board Standard No. 1.

The Board of Directors discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Board of Directors has met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of MicroMed’s internal controls and the overall quality of MicroMed’s financial reporting.

Fees Paid to Independent Registered Public Accounting Firm

During the fiscal year ended December 31, 2006, we retained Singer Lewak Greenbaum & Goldstein LLP to provide services as follows:

2006
Audit fees (1)	$4,400
Audit-related fees	—
Tax fees	—
All other fees	—

Total audit and non-audit Fees	$4,400

(1)	These are fees for professional services performed by Singer Lewak Greenbaum & Goldstein LLP for the audit of our annual financial statements.

During the fiscal years ended December 31, 2006 and 2005, we retained Ernst & Young LLP to provide services as follows:

	2006	2005
Audit fees (1)	$215,000	$180,574
Audit-related fees	—	—
Tax fees (2)	22,850	12,200
All other fees (3)	—	200,000

Total audit and non-audit Fees	$237,850	$392,774

(1)	These are fees for professional services performed by Ernst & Young LLP for the audit of our annual financial statements, review of our quarterly reports, and audit of registration statements on Form SB-2.
(2)	These are fees for professional services performed by Ernst & Young LLP for Federal and State tax compliance.
(3)	These are fees for professional services performed by Ernst & Young LLP for our recapitalization and reverse merger.

Pre-Approval Policies and Procedures

Our Board of Directors, which serves as our audit committee, reviews the scope and extent of all audit and non-audit services to be provided by the independent auditors, including any engagement letters, and review and pre-approves all fees to be charged for such services. The Board of Directors may establish additional or other procedures for the approval of audit and non-audit services that our independent auditors perform. In pre-approving services to be provided by the independent auditors, the Board of Directors considers whether such service are consistent with applicable rules regarding auditor independence.

The Board approved the tax services and professional services in connection with our recapitalization and reverse merger that were provided by Ernst & Young LLP during fiscal 2006 and 2005.

Previous Changes in Independent Registered Public Accounting Firms

On December 21, 2006, we dismissed Ernst & Young LLP as our Independent Registered Public Accounting Firm, effective immediately. The decision was approved by our Board of Directors.

Ernst & Young’s reports on MicroMed’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle but were modified as to going concern uncertainty.

During our fiscal years ended December 31, 2005 and 2004 and as of December 21, 2006: (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its reports on the financial statements for such years; and (ii) there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On December 21, 2006 of our Board of Directors voted to engage Singer Lewak Greenbaum & Goldstein LLP to audit the Company’s financial statements for the year ended December 31, 2006.

We did not consult with Singer Lewak Greenbaum & Goldstein LLP during our two most recent fiscal years or through December 21, 2006 regarding the application of accounting principles to specific transactions, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements as well as any matters described in Items 304(a)(2)(i) or (ii) of Regulation S-B.

Summary

In reliance on the reviews and discussions referred to above, and such other matters deemed relevant and appropriate by the Board of Directors, the Board of Directors has approved the inclusion of the audited financial statements in MicroMed’s annual report on Form 10-KSB for the year ended December 31, 2006 for filing with the SEC. The Board of Directors has also determined that the provision of services other than audit services rendered by Singer Lewak Greenbaum & Goldstein LLP was compatible with maintaining Singer Lewak Greenbaum & Goldstein LLP’s independence.

April 27, 2007	BOARD OF DIRECTORS

Matt Borenzweig
Norwick B.H. Goodspeed
Clifford zur Nieden

RELATED PARTY TRANSACTIONS, STOCKHOLDER PROPOSALS AND OTHER MATTERS

Certain Relationships and Related Party Transactions

Todd Ficeto, one of our former directors, is the President and Chief Executive Officer of Hunter World Markets. MicroMed uses Hunter World Markets, a shareholder, as a placement agent to assist it in raising capital. As consideration for services rendered in connection with our June 2006 private placement, Hunter World Markets was paid a placement agent fee of $1,562,500, including reimbursement of legal and other expenses. Hunter World Markets and related parties were also issued three-year warrants to purchase an aggregate of 995,161 shares of the our common stock at a per share exercise price of $1.55.

We intend to adopt written policies and procedures for the review, approval and ratification of interested transactions with related parties. Subject to certain exceptions provided in Item 404(a) of Regulation S-B, an “interested transaction” means any transaction, arrangement or relationship in which we are a participant and the amount involved will or may be expected to exceed $120,000 or one percent of MicroMed’s total assets at year end for the last three completed fiscal year, and in which any related party has or will have a direct or indirect material interest. A “related party” means (a) any executive officer, director, nominee for election as a director or any person beneficially owning five percent or more of our common stock and (b) any immediate family member of such parties.

Under such a policy, all interested transactions will subject to the review and approval of our board of directors until such time as we have a standing audit committee and if advance approval is not feasible, then the interested transaction will be considered for ratification at the next regularly scheduled meeting of the board of directors or audit committee, as applicable. In determining whether to approve or ratify any interested transaction, the board of directors or audit committee will consider, among other factors it may deem appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under similar circumstances and the extent of the related party’s interest in the transaction. Under the policy, no director will be able to participate in any discussion or approval of an interested transaction for which he or she is a related party. On at least an annual basis, the board of directors or audit committee will review and assess any ongoing interested transactions to ensure that the transaction remains appropriate.

Stockholder Proposals for the 2008 Annual Meeting

Rule l4a-8 under the Securities Exchange Act of 1934 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule l4a-8, proposals that stockholders intend to have included in our proxy statement for the 2008 annual meeting of stockholders should be received by our corporate secretary no later than December 29, 2007. If you wish to present a proposal to be considered for inclusion in our proxy material for our Annual Meeting to be held in 2008, you must submit the proposal in writing to our Corporate Secretary at 8965 Interchange Drive, Houston, Texas 77054.

If a stockholder desires to bring a matter before our annual meeting and the matter is submitted outside the process of Rule 14a-8, including with respect to nominations for election as directors, the stockholder must follow the procedures set forth in our bylaws. Our bylaws provide generally that stockholder proposals and director nominations to be considered at an annual meeting may be made by a stockholder only if (1) the stockholder is a stockholder of record and is entitled to vote at the meeting, and (2) the stockholder gives timely written notice of the matter to our corporate secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices not less than 60 days nor more than 90 days prior to the first annual anniversary of the prior year’s annual meeting of stockholders. However, if the date of the annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such annual meeting of stockholders or the tenth day following the day on which we first publicly announce the date of such meeting. Under our bylaws, notice with respect to the 2008 annual meeting of stockholders must be received by our corporate secretary no later than February 26, 2008. The notice must set forth the information required by the provisions of our bylaws dealing with stockholder proposals and nominations of directors.

A nomination or proposal that does not comply with the above procedures will be disregarded. Compliance with the above procedures does not require MicroMed to include the proposed nominee or business in MicroMed’s proxy solicitation materials.

Discretionary Voting of Proxies on Other Matters

Management does not intend to bring before the annual meeting any matters other than those disclosed in the notice of annual meeting of stockholders attached to this proxy statement, and it does not know of any business that persons other than management intend to present at the meeting. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed form of proxy and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment.

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at our principal executive offices, 8965 Interchange Drive, Houston, Texas 77054, telephone number (713) 838-9210. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2006 annual report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies, including the cost of preparing, printing and mailing the materials used in the solicitation. We have retained Georgeson, Inc. to aid in the solicitation of proxies for a fee of $7,500 and the reimbursement of out-of-pocket expenses. Some of the executive officers and other employees of MicroMed also may solicit proxies personally, by telephone, mail, facsimile or other means of communication, if deemed appropriate. MicroMed will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of common stock.

Additional Information about MicroMed

You can learn more about MicroMed and our operations by visiting our website at www.micromedcv.com. Among other information we have provided there, you will find:

•	our code of ethics;

•	information concerning our business and recent news releases and filings with the SEC; and

•	information concerning our management.

For additional information about our company, please refer to our Annual Report on Form 10-KSB for the year ended December 31, 2006, which is being mailed with this proxy statement.

MICROMED CARDIOVASCULAR, INC.

/S/ CLIFFORD ZUR NIEDEN
Houston, Texas	Clifford zur Nieden
April 27, 2007	Interim Chief Executive Officer

Annex A

MICROMED CARDIOVASCULAR, INC.

AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the Audit Committee. The Board of Directors shall appoint an Audit Committee (the “Committee”) of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee. For purposes hereof, members shall be considered independent as long as they satisfy all of the independence requirements for Board Members as set forth in the applicable stock exchange listing standards and Rule 10A-3 of the Exchange Act.

Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of time, and at least one member shall be an “audit committee financial expert,” as defined by SEC rules.

Members shall not serve on more than three public company audit committees simultaneously.

The Committee shall meet at least quarterly. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the independent registered public accountants. The Committee shall report regularly to the Board of Directors with respect to its activities.

Purpose

The purpose of the Committee shall be to:

•

Provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (i) the integrity of the Company’s financial statements; (ii) the effectiveness of the Company’s internal control over financial reporting; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the independent registered public accounting firm’s qualifications and independence; (v) and the performance of the Company’s internal audit function and independent registered public accountants.

•	Prepare the Audit Committee report that SEC proxy rules require to be included in the Company’s annual proxy statement.

The Committee shall retain and compensate such outside legal, accounting, or other advisers, as it considers necessary in discharging its oversight role.

In fulfilling its purpose, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent registered public accountants, the internal auditors, and management of the Company, and to determine that all parties are aware of their responsibilities.

Duties and Responsibilities

The Committee has the responsibilities and powers set forth in this Charter. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining internal control over financial reporting. The independent registered public accountants are responsible for auditing the Company’s financial statements and management’s assessment of the effectiveness of internal control over financial reporting, and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to monitor the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•

The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent registered public accountants (including resolution of disagreements between management and the auditor regarding financial reporting and internal control-related matters) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, and the independent registered public accountants must report directly to the Committee.

•

At least annually, the Committee shall obtain and review a report by the independent registered public accountants describing: (i) the firm’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent registered public accountants and the Company (to assess the auditors’ independence).

•

After reviewing the foregoing report and the independent registered public accountants’ work throughout the year, the Committee shall evaluate the auditors’ qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead audit partner and take into account the opinions of management and the Company’s personnel responsible for the internal audit function.

•

The Committee shall determine that the independent registered public accounting firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

•

The Committee shall pre-approve all audit and non-audit services provided by the independent registered public accountants, including specific pre-approval of internal control-related services, and shall not engage the independent registered public accountants to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

•

The Committee shall discuss with the internal auditors and the independent registered public accountants the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

•

The Committee shall regularly review with the independent registered public accountants any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent registered public accountants’ activities or access to requested information, and management’s response. The Committee should review any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues or internal control-related issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company that is in addition to their audit report on the effectiveness of internal control over financial reporting.

•

The Committee shall meet to review and discuss the quarterly financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent registered public accountants prior to the filing of the Company’s Quarterly Report on Form 10-Q (or 10-QSB). Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent registered public accountants under the standards of the Public Company Accounting Oversight Board (PCAOB) (United States).

•

The Committee shall meet to review and discuss the annual audited financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent registered public accountants prior to the filing of the Company’s Annual Report on Form 10-K (or 10-KSB) (or the annual report to shareholders if distributed prior to the filing of Form 10-K or 10-KSB). Also, the Committee shall discuss the results of the annual audit and any matters required to be communicated to the Committee by the independent registered public accountants under the standards of the PCAOB (United States).

•

The Committee’s review of the financial statements shall include: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal control over financial reporting and any specific remedial actions adopted in light of significant deficiencies or material weaknesses; (ii) discussions with management and the independent registered public accountants regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments, including analyses of the effects of alternative GAAP methods on the financial statements; (iii) consideration of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements; (iv) consideration of the judgment of both management and the independent registered public accountants about the quality, not just the acceptability of accounting principles; and (v) the clarity of the disclosures in the financial statements.

•

The Committee shall receive and review a report from the independent registered public accountants, prior to the filing of the Company’s Annual Report on Form 10-K (or 10-KSB) (or the annual report to shareholders if distributed prior to the filing of Form 10-K or 10-KSB), on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent registered public accountants; and other material written communications between the independent registered public accountants and management.

•

The Committee shall review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, and discuss with management the business rationale for the transactions and whether appropriate disclosures have been made.

•	The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

•

The Committee shall review management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year and the independent registered public accountants’ report on (1) management’s assessment and (2) the effectiveness of internal control over financial reporting.

•

The Committee shall discuss with management, the internal auditors, and the independent registered public accountants management’s process for assessing the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, including any significant deficiencies or material weaknesses identified.

•

The Committee shall discuss with the independent registered public accountants the characterization of deficiencies in internal control over financial reporting and any differences between management’s assessment of the deficiencies and the independent registered public accountants’. The Committee shall also discuss with management its remediation plan to address internal control deficiencies. The Committee shall determine that the disclosures describing any identified material weaknesses and management’s remediation plans are clear and complete.

•	The Committee shall discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act.

•

The Committee shall discuss with management, the internal auditors, and the independent registered public accountants any (1) changes in internal control over financial reporting that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting that are required to be disclosed and (2) any other changes in internal control over financial reporting that were considered for disclosure in the Company’s periodic filings with the SEC.

•	The Committee shall review with senior management the Company’s overall anti-fraud programs and controls.

•

The Committee shall review the Company’s compliance and ethics programs, including consideration of legal and regulatory requirements, and shall review with management its periodic evaluation of the effectiveness of such programs. The Committee shall review the Company’s code of conduct and programs that management has established to monitor compliance with such code. The Committee shall receive any corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty by the Company.

•

The Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Committee shall set clear hiring policies for employees or former employees of the independent registered public accountants that meet the SEC regulations and stock exchange listing standards.

•

The Committee shall determine the appropriate funding needed by the Committee for payment of: (1) compensation to the independent registered public accounting firm engaged for the purpose of preparing or issuing audit reports or performing other audit, review, or attest services for the Company; (2) compensation to any advisers employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively. The Committee also shall discuss with the independent registered public accountants the accountants’ observations related to the effectiveness of the Committee.

•	The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors.

Annex B

MICROMED CARDIOVASCULAR, INC.

COMPENSATION COMMITTEE CHARTER

Organization

The Compensation Committee shall consist of three or more non-employee directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934. Each member of the Compensation Committee shall be an outside director as defined in Section 162(m) of the Internal Revenue Code and shall also be an independent director as defined by the American Stock Exchange (“AMEX”).

The members of the Committee shall be elected by the Board for a one-year term and may be re-elected for successive terms. One member of the Committee will be elected by the Board as Chairman and will be responsible for the scheduling of regular and special meetings and the functioning of the Committee.

Statement of Purpose and Authority

The Compensation Committee shall provide assistance to the Board in fulfilling its oversight responsibilities to the shareholders and to:

•	approve corporate goals and objectives relevant to CEO, CFO and other Section 16(b) officer compensation,

•	evaluate the CEO’s, CFO’s and other Section 16(b) officers’ performance in light of these corporate goals and objectives,

•

either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO, CFO and other Section 16(b) officer compensation level based on the Committee’s evaluation,

•	make recommendations to the full Board regarding non-CEO compensation, incentive compensation plans and equity-based plans,

•	advise on compensation of members of the Board,

•	produce a Compensation Committee Report to be included in the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission,

•	establish and regulate approval procedures for the hiring of all Company employees and contract employees,

•	grant or delegate power to grant stock options and restricted stock awards of the Company’s stock,

•	align the Company’s executives’ interest with the long-term interests of the Company and its stockholders,

•	monitor the Company’s regulatory compliance of its benefit plans,

•	review and approve public disclosure with respect to the Company’s executive compensation in the Company’s proxy statement, and

•	review and update this charter every year or more frequently as appropriate so as to ensure compliance with SEC, AMEX, Federal, State and other regulatory agency requirements.

The Committee shall have the authority to delegate its responsibilities to subcommittees of one or more directors. In addition, the Committee shall have the sole authority to retain and terminate any compensation consultant engaged to assist in the evaluation of compensation of directors and senior executives, including the sole authority to approve the consultant’s fees and other retention terms.

B-1

Responsibilities and Procedures

The Committee shall have the responsibility to carry out its statement of purpose above. Other responsibilities and procedures of the Committee may be required from time to time by law, the Company’s by-laws or the Board of Directors. The Committee will conduct an annual evaluation of its performance and will report periodically to the full Board regarding its actions and recommendations.

The Committee will meet prior to each regularly scheduled meeting of the Board of Directors and may hold as many other meetings as it deems appropriate during the year to fulfill its responsibilities and to establish or recommend changes to the Company’s compensation plans. Additionally, the Committee will meet when fiscal year-end results are available to assess the performance of the Company’s executive officers against corporate and personal goals and objectives for that year and establish goals and objectives for the new year.

B-2

ANNUAL MEETING OF STOCKHOLDERS OF

MICROMED CARDIOVASCULAR, INC.

May 31, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1.	To elect three directors.			2.	To approve an amendment to our 2005 Stock Incentive Plan increasing in the number of shares of common stock available for issuance under the plan from 2,189,147 shares to 6,729,147 shares.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O Matt Borenzweig O Norwich B.H. Goodspeed O Clifford zur Nieden		3.	To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for the year ending December 31, 2007.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)
This proxy is revocable. The undersigned hereby revokes any proxy or proxies to vote or act with respect to such shares heretofore given by the undersigned.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •					This proxy is solicited on behalf of the Board of Directors. This proxy will be voted in accordance with the instructions specified above and, in the absence of such specifications, will be voted “FOR” all director nominees and “FOR” Proposals 2 and 3. If any other business properly comes before the meeting or any adjournment or postponement thereof, this proxy will be voted in the discretion of the proxies named herein.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MICROMED CARDIOVASCULAR, INC.

8965 Interchange Drive

Houston, Texas 77054

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 31, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. Benkowski as proxy, with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of MicroMed Cardiovascular, Inc. held of record by the undersigned on April 20, 2007, at the Annual Meeting of Stockholders to be held at the Hilton Houston Post Oak, 2001 Post Oak Boulevard, Houston, Texas, on May 31, 2007, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)